(logo)
American
    Express(R)
  Partners Funds

AXP(R) Partners
         Small Cap
               Value
                  Fund

2002 SEMIANNUAL REPORT

AXP Partners Small Cap Value Fund seeks to provide shareholders with long-term capital appreciation.

(logo)
AMERICAN
  EXPRESS(R)

Table of Contents

From the Chairman                                                           2

Economic and Market Update                                                  4

Fund Snapshot                                                               6

Questions & Answers
     with Portfolio Management                                              7

Investments in Securities                                                  12

Financial Statements                                                       17

Notes to Financial Statements                                              20

Results of Meeting of Shareholders                                         28


From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we begin a new year, the proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been extremely difficult. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance after three years of down markets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.


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2   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT
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From the Chairman

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson


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3   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT
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Economic and Market Update
                  FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain a significant allocation to equities.

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4   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT
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Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.


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5   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT
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Fund Snapshot
         AS OF NOV. 30, 2002

PORTFOLIO MANAGER

Royce & Associates, Inc.

Portfolio manager                                         Charles Royce
Tenure/since                                                       6/01
Years in industry                                                    39

Third Avenue Funds

Portfolio manager                                   Martin Whitman, CFA
Tenure/since                                                       6/01
Years in industry                                                    50

Portfolio manager                                         Curtis Jensen
Tenure/since                                                       6/01
Years in industry                                                    11

National City

Portfolio manager                                     Daniel Bandi, CFA
Tenure/since                                                       8/02
Years in industry                                                    11

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation.

Inception dates

A: 6/18/01        B: 6/18/01        C: 6/18/01       Y: 6/18/01

Ticker symbols

A: ASVAX          B: ASVBX          C: APVCX         Y: --

Total net assets                                 $644.1 million

Number of holdings                            approximately 310

STYLE MATRIX

         STYLE
VALUE    BLEND    GROWTH
                           LARGE
                           MEDIUM   SIZE
X                          SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

TOP FIVE SECTORS

Percentage of portfolio assets

Electronics                                                          12.1%
Insurance                                                             9.0
Real estate investment trust                                          7.3
Computers & office equipment                                          6.8
Communications equipment & services                                   4.9

TOP TEN HOLDINGS

Percentage of portfolio assets

Forest City Enterprises CI A                                          1.7%
LNR Property                                                          1.7
KEMET                                                                 1.6
Reinsurance Group of America                                          1.2
Buckle                                                                1.2
Brown (Tom)                                                           1.1
Maxwell Shoes CI A                                                    1.1
AmerUs Group                                                          1.1
Comverse Technology                                                   1.1
Entegris                                                              1.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements, more so than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

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6   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT
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Questions & Answers
              WITH PORTFOLIO MANAGEMENT

About the Fund

The Fund has a primary investment objective of providing long-term capital appreciation. The Fund is subadvised by Royce & Associates and Third Avenue Funds. In August 2002, National City Investment Management Company joined the portfolio management team. National City received $10 million in initial fund assets on Aug. 1, 2002. They are also receiving 50% of net flows into the Fund. As of Nov. 30, 2002 the asset mix was approximately as follows: Royce & Associates with 61%, Third Avenue Funds with 33%, and National City with 6%. Each firm has a different style that together will provide diversified exposure to the Fund.

Q: How did the AXP Partners Small Cap Value Fund perform for the six-month period ended Nov. 30, 2002?

A: For the period, the Fund's Class A shares returned -17.10%, excluding sales charges. In comparison, the Lipper Small-Cap Value Funds Index returned -14.76%. The Russell 2000(R) Value Index generated a return of -15.64% and the Russell 2000(R) Index returned -16.03% for the same period.

(bar graph)

                PERFORMANCE COMPARISON
     For the six-month period ended Nov. 30, 2002

  0%

 -5%

-10%
                           (bar 3)  (bar 4)
-15%     (bar 1)  (bar 2)  -15.64%  -14.76
         -17.10%  -16.03%
-20%

(bar 1) AXP Partners Small Cap Value Fund Class A (excluding sales charge)

(bar 2) The Russell 2000(R)Value Index(1)

(bar 3) Russell 2000(R) Index(2)

(bar 4) The Lipper Small-Cap Value Funds Index(3)

(1) The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(2) The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 Companies with lower price-to-book ratios and lower forecasted growth values.

(3) The Lipper Small-Cap Value Funds Index, published by Lipper Inc, includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.


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7   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT
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Questions & Answers

(end callout quote) > We continue to favor the larger companies within the Fund's investment universe, as they tend to possess greater liquidity, which we feel is essential to our strategy. -- National City (end callout quote)

AVERAGE ANNUAL TOTAL RETURNS

as of Nov. 30, 2002
                           Class A                Class B                  Class C                   Class Y
(Inception dates)         (6/18/01)              (6/18/01)                (6/18/01)                 (6/18/01)
                      NAV(1)    POP(2)      NAV(1)    After CDSC(3)   NAV(1)   After CDSC(4)    NAV(5)     POP(5)
6 months*             -17.10%   -21.86%     -17.39%      -21.52%      -17.36%     -18.19%       -16.93%    -16.93%
1 year                 -5.51%   -10.95%      -6.31%      -10.06%       -6.30%      -6.30%        -5.32%     -5.32%
5 years                  N/A       N/A         N/A          N/A          N/A         N/A           N/A        N/A
10 years                 N/A       N/A         N/A          N/A          N/A         N/A           N/A        N/A
Since inception        -1.27%    -5.21%      -1.98%       -4.70%       -1.84%      -1.84%        -1.13%     -1.13%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT
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Questions & Answers

From National City Investment  Management Company

The National City Investment Management Company manages over $29 billion for a wide variety of institutional clients and mutual funds, and is an indirect subsidiary of National City Corporation, a publicly traded financial holding company.

National City's small capitalization value investment objective seeks capital appreciation by investing in small, value-oriented companies that are trading below their intrinsic value.

Q:   What factors significantly impacted performance?

A: One area of the market we had mostly avoided during the extended bear market, hard-hit telecommunications stocks, were among the leaders during the late rally that marked the close of the six-month period. Our lighter-than-average position in that sector, as well as in consumer cyclical, healthcare and utilities stocks had a negative impact on our participation in the market's recovery. On the positive side, we enjoyed solid returns among our holdings of consumer services, industrial and transport stocks, and benefited by downplaying two other lagging sectors, consumer non-cyclical and financial stocks. We have specifically reduced our exposure to banking stocks, where slowing loan growth and the likelihood of reduced profit margins could hamper future earnings.

     From a style perspective, we continue to favor the larger companies within the Fund's investment universe, as they tend to possess greater liquidity, which we feel is essential to our strategy. By contrast, we have de-emphasized more volatile sectors such as telecommunications and Internet stocks, a strategy that worked well for much of 2002, but hurt our performance when they rallied beginning in October.

Q: How are you positioning your portion of the portfolio in the coming months?

A: We remain committed to our "good value and good news" philosophy. This means buying stocks of companies that are likely to generate solid earnings, but are attractively priced in the current market. We continue to favor economically sensitive stocks within the industrials, technology and basic materials sectors that demonstrate both of these important characteristics. Our expectation is that companies that are positioned to benefit from an improving economy will offer the best opportunities in the months ahead.


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9   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT
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Questions & Answers

From Royce & Associates, LLC

Royce & Associates is exclusively a small-cap value money manager, and has been since the firm's inception in 1972. In October 2001, the firm became a wholly owned subsidiary of Legg Mason, but retains operational autonomy.

Q:   What factors significantly impacted performance?

A: The second half of 2002 offered a mixed bag in terms of performance. While the period from June through September saw almost exclusively negative returns throughout the equity markets, October, and especially November, turned in positive returns, potentially signaling the end of the long bear market.

     Prior to the recent short-term turnaround, just how difficult had it been? Out of the first nine months of 2002 the NASDAQ Composite Index had declined in eight, and the Russell 2000 and S&P 500 in seven. In addition, all three equity indices finished the third quarter of 2002 below low points previously reached in the wake of the Sept. 11, 2001 tragedy. Prior to October 2002, these indices remained substantially below their respective March 2000 highs with the Russell 2000 off 38.1%, the S&P 500 down 44.8% and Nasdaq Composite down 76.8%.

     In the period from June through November, our portfolio lagged its comparative index, the Russell 2000. Still, year to date through November 2002 our portfolio performed better than the Russell Index. During the period, results for our portfolio were hindered by poor performance across all sectors, especially from technology (the portfolio's largest sector) and consumer products and consumer services. In the recent short-term rally, however, these same sectors enjoyed especially strong performance.

Q: How are you positioning your portion of the portfolio in the coming months?

A: We continue to believe that small-cap stocks are well positioned in the current market environment, and could be up strongly over the next three to five years. We will continue to pursue a consistent strategy within the small-cap value arena seeking to generate superior performance within our portfolio.


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10   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT
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Questions & Answers

From Third Avenue Management LLC

Third Avenue Management LLC was founded in 1974 originating as a broker/dealer specializing in research and trading of distressed debt. In 1990, the firm opened the Third Avenue Value Fund that focused on investing in deep value equities and distressed debt. In subsequent years, the firm expanded its offerings to include separately managed and sub-advised accounts and opened several other mutual funds.

Q:   What factors significantly impacted performance?

A: Our performance over the last six months has been negatively impacted by investments in financial services and technology companies, partially offset by relatively better returns on investments in real estate companies. Despite the negative short-term returns, we are excited about the quality of our portfolio. In keeping with our key "buy" criteria, our portfolio consists almost wholly of stocks representing well-financed companies. We believe that our holdings have the financial strength to not only survive the market's extended downturn but to even expand market share in their respective businesses. None of the companies included in our portfolio seem to have suffered permanent impairments during this period. These stocks have been acquired at what we believe to be attractive prices based on their long-term outlooks.

     We have found numerous opportunities to purchase securities that meet our "safe and cheap" criteria. Specifically, we bought 13 new stocks during the last six months and added to most of our existing positions. Particular areas of focus included the highly depressed financial services and technology sectors as well as select opportunities in real estate operating companies.

Q: How are you positioning your portion of the portfolio for the coming months?

A: Our investing process is not influenced by the near term market outlook. At Third Avenue Management, we focus almost entirely on company fundamentals; the general market does not factor into our analysis. We utilize a disciplined bottom-up investment approach to identify securities of companies that we believe to be "safe and cheap," based on their financial strength, sound management, available information and pricing significantly below their private market values.

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11   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT
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Investments in Securities

AXP Partners Small Cap Value Fund
Nov. 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (93.7%)
Issuer                                              Shares           Value(a)

Aerospace & defense (0.3%)
Curtiss-Wright                                      29,600         $1,820,400
United Defense Inds                                  9,047(b)         210,795
Total                                                               2,031,195

Automotive & related (1.4%)
BorgWarner                                           5,567            286,812
CSK Auto                                            28,563(b)         356,752
Cummins                                             11,216            352,631
Lear                                                 4,532(b)         166,279
Stattec Security                                    67,000(b)       3,246,820
Tower Automotive                                       275(b)           1,554
Wescast Inds Cl A                                  182,200(c)       4,555,000
Total                                                               8,965,848

Banks and savings & loans (0.8%)
Brookline Bancorp                                  156,400          1,775,140
CompuCredit                                          2,300(b)          16,307
First Federal Capital                               17,503            334,307
First Midwest Bancorp                               12,323            343,935
Fulton Financial                                    20,306            357,792
MAF Bancorp                                         11,910            410,419
Provident Financial Group                           14,323            401,044
Sky Financial Group                                 21,189            404,710
Trustmark                                           15,697            360,560
Washington Federal                                  11,368            275,674
Whitney Holding                                      9,802            330,327
Total                                                               5,010,215

Building materials & construction (2.7%)
Alexander & Baldwin                                269,818          6,645,616
Beazer Homes USA                                     1,563(b)          99,673
Florida Rock Inds                                  113,750          4,551,138
Keith                                              254,000(b)       3,075,940
Lafarge North America                                4,975            159,698
Louisiana-Pacific                                    1,075(b)           9,632
Modtech Holdings                                    18,700(b)         180,455
Ryland Group                                         3,473            130,307
Simpson Mfg                                         69,600(b)       2,355,960
Total                                                              17,208,419

Chemicals (2.0%)
Agrium                                              23,300(c)         262,358
Albemarle                                          143,828          4,480,242
Cambrex                                              8,682            255,945
Casella Waste Systems Cl A                          36,922(b)         267,315
Ferro                                               14,481            344,793
Georgia Gulf                                        12,032            252,191
Olin                                                16,400            247,476
Spartech                                            16,710            312,644
TETRA Technologies                                 319,700(b)       6,761,655
Total                                                              13,184,619

Communications equipment & services (5.1%)
ADC Telecommunications                              26,330(b)          56,873
Catapult Communications                            296,600(b)       3,372,342
CIENA                                              873,900(b)       5,767,740
CommScope                                          198,700(b)       1,788,300
ECtel                                              484,400(b,c)     4,655,084
Fairchild Semiconductor Intl Cl A                  154,706(b)       2,368,549
REMEC                                              218,200(b)       1,075,726
Scientific-Atlanta                                 289,500          3,937,200
Somera Communications                              993,500(b)       2,980,500
Sycamore Networks                                  407,800(b)       1,264,180
Tellabs                                            629,500(b)       5,583,665
Total                                                              32,850,159

Computer software & services (0.6%)
JDA Software Group                                 227,900(b)       2,680,104
Lawson Software                                     22,375(b)         110,533
MRO Software                                        25,205(b)         297,419
Pervasive Software                                 249,600(b)       1,008,384
Total                                                               4,096,440

Computers & office equipment (7.1%)
American Management Systems                         57,900(b)         797,283
Answerthink                                        551,500(b)       1,511,110
Black Box                                            2,654(b)         132,567
Brooktrout                                         359,700(b)       1,798,500
Cognex                                              15,900(b)         356,955
Comverse Technology                                607,100(b)       7,327,697
eFunds                                             517,500(b)       4,667,850
FileNet                                             25,857(b)         355,534
Geac Computer                                    1,637,700(b,c)     4,390,616
Hyperion Solutions                                  16,863(b)         469,972
Keane                                                5,670(b)          52,164
Lightbridge                                        705,600(b)       4,960,368

See accompanying notes to investments in securities.

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12   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Issuer                                              Shares           Value(a)

Computers & office equipment (cont.)
MAXIMUS                                             84,600(b)      $2,364,570
Natl Processing                                    200,800(b)       2,931,680
PC-Tel                                             432,500(b)       3,308,625
Perot Systems Cl A                                  98,300(b)       1,105,875
Retek                                               21,600(b)          95,688
Roxio                                              246,500(b)       1,368,322
SPSS                                                74,800(b)       1,052,436
Synaptics                                          204,000(b)       1,650,360
Syntel                                              29,700(b)         579,150
Ulticom                                            506,500(b)       3,819,010
Verity                                              29,815(b)         413,534
Total                                                              45,509,866

Electronics (12.4%)
Advanced Power Technology                          220,400(b)       1,013,840
American Power Conversion                          372,800(b)       6,002,080
Analogic                                            52,700          2,369,392
AVX                                                255,200          3,279,320
Bel Fuse Cl A                                      216,500          4,048,550
C&D Technologies                                   269,800          5,253,006
Cable Design Technologies                          197,000(b)       1,595,700
ChipPAC Cl A                                        35,523(b)         160,599
Credence Systems                                   398,400(b)       4,310,688
CyberOptics                                        306,800(b)       2,239,640
Cypress Semiconductor                                9,250(b)          79,920
Electro Scientific Inds                            265,700(b)       6,475,109
Entegris                                           654,540(b)       6,951,214
Harris                                               3,996            107,572
KEMET                                              981,600(b)      10,669,991
Mykrolis                                            55,534(b)         461,488
Nu Horizons Electronics                            650,600(b)       4,625,766
Park Electrochemical                               181,300          3,908,828
Photronics                                          22,802(b)         360,728
Pioneer-Standard Electronics                        19,631            188,654
Standard Microsystems                               17,162(b)         381,855
Tektronix                                          306,400(b)       6,042,208
TriQuint Semiconductor                             957,000(b)       5,875,980
Triumph Group                                        8,299(b)         231,957
TTM Technologies                                 1,048,500(b)       3,292,290
Ultratech Stepper                                   17,971(b)         206,127
Universal Electronics                                8,000(b)          79,680
Vialta                                                  77(b)              38
Total                                                              80,212,220

Energy (2.8%)
Arch Coal                                            8,525            170,585
Brown (Tom)                                        312,300(b)       7,604,505
Chesapeake Energy                                   34,401            238,399
Forest Oil                                           6,952(b)         184,923
Frontier Oil                                        12,819            183,953
Houston Exploration                                 83,300(b)       2,607,290
Newfield Exploration                                 5,561(b)         201,141
Premcor                                             15,930(b)         328,955
St. Mary Land & Exploration                        247,700          6,264,333
Total                                                              17,784,084

Energy equipment & services (3.2%)
Cimarex Energy                                     323,500(b)       4,891,320
Helmerich & Payne                                    9,960            272,107
Nabors Inds                                         10,900(b,c)       385,860
Patterson-UTI Energy                                85,200(b)       2,471,652
Pioneer Natural Resources                            8,527(b)         210,276
Precision Drilling                                 160,600(b,c)     5,588,880
Remington Oil & Gas                                 40,500(b)         629,370
RPC                                                 71,700            903,420
Spinnaker Exploration                                2,908(b)          64,587
Unit                                               284,100(b)       5,074,026
Total                                                              20,491,498

Financial services (3.2%)
Affiliated Managers Group                           10,831(b)         590,398
BKF Capital Group                                   89,600(b)       1,699,712
Delphi Financial Group Cl A                          6,349            242,849
E*TRADE Group                                      629,800(b)       3,577,264
Instinet Group                                   1,704,300          5,965,050
Metris Companies                                    31,200            135,096
SWS Group                                          357,400          5,239,484
Westwood Holdings Group                            269,650(e)       3,456,913
Total                                                              20,906,766

Food (0.1%)
Chiquita Brands Intl                                13,300(b)         186,200
Interstate Bakeries                                 14,690            338,605
Performance Food Group                               7,739(b)         272,413
Smithfield Foods                                     8,068(b)         152,969
Total                                                                 950,187

Furniture & appliances (1.6%)
Natuzzi ADR                                        388,400(c)       4,167,532
Thomas Inds                                        216,600          5,926,176
Total                                                              10,093,708

Health care (4.4%)
Alpharma Cl A                                        8,700            117,015
Antigenics                                         396,800(b)       4,840,960
CIMA Labs                                          162,100(b)       4,298,892
Coherent                                           222,300(b)       4,646,070
Cooper Companies                                    14,490            407,169
Datascope                                          120,800          3,086,198

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Issuer                                              Shares           Value(a)

Health care (cont.)
Invitrogen                                           8,666(b)        $242,735
Lexicon Genetics                                   185,700(b)         742,614
Serologicals                                       118,000(b)       1,345,200
Theragenics                                      1,028,500(b)       5,420,195
VISX                                               369,600(b)       3,381,840
Total                                                              28,528,888

Health care services (3.6%)
AMERIGROUP                                         204,300(b)       5,391,477
Applera - Cerera Genomics Group                    347,200(b)       3,912,944
Centene                                            136,200(b)       3,806,790
Curative Health Services                            66,900(b)       1,024,239
Health Net                                          11,473(b)         296,118
Healthcare Services Group                            1,900(b)          23,047
Horizon Health                                     234,400(b)       3,523,032
Orthodontic Centers of America                     208,500(b)       2,691,735
Owens & Minor                                        7,708            127,182
PAREXEL Intl                                        94,100(b)       1,172,486
RehabCare Group                                     65,000(b)       1,330,550
Total                                                              23,299,600

Household products (2.3%)
Energizer Holdings                                 112,300(b)       3,325,203
JAKKS Pacific                                      415,200(b)       6,394,080
Nu Skin Enterprises Cl A                           202,700          2,341,185
Ocular Sciences                                    129,500(b)       2,718,205
Total                                                              14,778,673

Industrial equipment & services (4.7%)
Alamo Group                                        153,500          1,826,650
Arctic Cat                                         187,200          2,875,392
Blyth                                              168,900          4,678,530
Clarcor                                              3,900            128,310
CNH Global                                          76,135(c)         281,700
Denison Intl ADR                                   200,700(b,c)     3,010,500
Joy Global                                          26,321(b)         315,852
Kadant                                              17,148(b)         258,935
Lincoln Electric Holdings                          210,100          5,284,015
Lindsay Mfg                                         44,000          1,109,240
Makita ADR                                         512,200(c)       3,687,840
Minerals Technologies                                8,300            358,145
Nordson                                             10,059            275,214
Semitool                                           545,300(b)       3,784,382
Tecumseh Products Cl A                               8,615            410,160
Timken                                                  75              1,489
Trinity Inds                                        83,800          1,636,614
Wabtec                                              27,204            389,289
Total                                                              30,312,257

Insurance (9.2%)
AmerUs Group                                       233,500          7,483,674
Arch Capital Group                                  17,600(b,c)       532,400
Argonaut Group                                      82,100          1,357,113
Berkley (WR)                                         5,293            209,074
Ceres Group                                          7,500(b)          12,900
CNA Surety                                         381,900          3,043,743
E-L Financial                                       12,500(c)       1,875,080
Everest Re Group                                     8,011(c)         463,837
First American                                      40,000            819,600
FPIC Insurance Group                                 5,050(b)          32,421
Harleysville Group                                  13,751            360,689
Leucadia Natl                                      107,000          4,231,850
Montpelier Re Holdings                              19,400(b,c)       516,428
MONY Group                                         136,600          3,225,126
Odyssey Re Holdings                                 21,823            386,704
Ohio Casualty                                      252,800(b)       3,258,592
Phoenix Companies                                  416,781          3,438,443
Platinum Underwriters Holdings                       6,302(b,c)       161,961
PMA Capital Cl A                                   204,200          3,054,832
ProAssurance                                       134,700(b)       2,680,530
Protective Life                                    104,500          3,085,885
Reinsurance Group of America                       287,700          7,882,979
RenaissanceRe Holdings                               7,805(c)         318,054
Scottish Annuity & Life Holdings                   314,200(c)       5,212,578
Stewart Information Services                        58,900(b)       1,219,230
Triad Guaranty                                       6,823(b)         272,852
Universal American Financial                       618,300(b)       4,148,793
Wesco Financial                                      2,570            776,140
Total                                                              60,061,508

Leisure time & entertainment (2.8%)
Argosy Gaming                                        7,755(b)         151,765
Brunswick                                           17,555            369,006
Callaway Golf                                      251,700          3,382,848
Concord Camera                                      64,700(b)         390,141
Dover Downs Gaming
   & Entertainment                                 583,900(e)       6,078,399
MTR Gaming Group                                    17,822(b)         178,933
Multimedia Games                                    74,200(b)       1,860,936
Racing Champions                                    29,300(b)         464,405
Topps                                              524,200(b)       5,079,498
Total                                                              17,955,931

Media (0.6%)
Belo Cl A                                           15,000            347,850
Courier                                              4,700            215,025
Emmis Communications Cl A                           16,575(b)         379,899
Macrovision                                        140,400(b)       2,618,460
Sinclair Broadcast Group Cl A                       27,025(b)         374,837
Total                                                               3,936,071

See accompanying notes to investments in securities.

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14   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Issuer                                              Shares           Value(a)

Metals (1.6%)
AngloGold ADR                                       24,700(c)        $657,267
ASA                                                141,900(c)       4,265,513
Gibraltar Steel                                      6,548            126,704
Gold Fields ADR                                    235,800(c)       2,530,134
GrafTech Intl                                       69,771(b)         383,741
RTI Intl Metals                                    143,900(b)       1,647,655
TVX Gold                                            49,300(b,c)       533,426
Total                                                              10,144,440

Multi-industry conglomerates (2.6%)
Brascan Cl A                                       243,300(c)       4,844,103
CDI                                                 14,641(b)         421,075
Cornell Companies                                  214,700(b)       1,981,681
Fisher Scientific Intl                              15,198(b)         455,332
Labor Ready                                          8,610(b)          61,389
Lancaster Colony                                    31,700          1,147,223
MPS Group                                           76,050(b)         456,300
On Assignment                                      132,300(b)       1,099,413
Spherion                                           152,225(b)       1,051,875
Woodward Governor                                  108,700          4,639,316
YORK Intl                                           17,225            432,003
Total                                                              16,589,710

Paper & packaging (0.7%)
Moore                                               38,425(b,c)       412,685
Packaging Corp of America                           19,656(b)         351,842
Rayonier                                             8,927            412,963
Sappi ADR                                           19,100(c)         248,300
TimberWest Forest                                  401,900(b,c)     3,074,535
Total                                                               4,500,325

Real estate investment trust (7.6%)
Alexandria Real Estate Equities                      9,090            370,781
Anworth Mtge Asset                                     350              4,477
Brookfield Properties                              209,300(c)       3,957,863
Catellus Development                               358,800(b)       6,551,688
Corporate Office Properties Trust                   23,684            322,813
Crown American Realty Trust                         20,115            189,886
Developers Diversified Realty                       17,331            381,802
First Industrial Realty Trust                          700             18,907
Forest City Enterprises Cl A                       351,308         11,139,976
Gables Residential Trust                            10,405            256,899
General Growth Properties                            7,707            380,726
Great Lakes                                         11,925            197,240
Heritage Property Investment Trust                  17,290            428,792
Highwoods Properties                                14,614            298,126
Jones Lang LaSalle                                  79,600(b)       1,283,948
Koger Equity                                        12,500            192,125
LNR Property                                       302,900         11,025,559
Ramco-Gershenson Properties Trust                    9,915            196,912
St. Joe                                            115,700          3,453,645
Summit Properties                                   15,956            305,557
Trammell Crow                                      704,900(b)       6,428,688
Wellsford Real Properties                           76,700(b)       1,288,560
Total                                                              48,674,970

Restaurants & lodging (1.2%)
RARE Hospitality Intl                              158,300(b)       4,237,691
Ruby Tuesday                                        23,497            423,181
Ryan's Family Steak Houses                         286,700(b)       3,116,429
Total                                                               7,777,301

Retail (4.1%)
Abercrombie & Fitch                                 83,400(b)       2,074,158
AnnTaylor Stores                                     8,382(b)         199,073
Buckle                                             390,900(b)       7,739,820
Cato Cl A                                           96,300          1,906,740
Charming Shoppes                                     1,100(b)           5,225
Galyan's Trading                                   268,400(b)       3,626,084
Haverty Furniture Companies                         10,156            132,028
InterTAN                                           790,600(b,c)     5,407,704
Linens `N Things                                     9,243(b)         229,873
Pep Boys - Manny, Moe & Jack                        40,354            443,894
Perrigo                                            134,100(b)       1,691,001
Stein Mart                                         469,400(b)       3,018,242
Total                                                              26,473,842

Textiles & apparel (3.9%)
Cutter & Buck                                      481,900(b)       2,086,145
Maxwell Shoes Cl A                                 680,450(b)       7,539,387
Nautica Enterprises                                535,400(b)       6,028,604
Oakley                                              58,900(b)         798,095
Polo Ralph Lauren Cl A                             123,000(b)       2,918,790
Reebok Intl                                         16,006(b)         459,212
Steven Madden                                      235,100(b)       4,173,025
Wolverine World Wide                                69,627          1,164,163
Total                                                              25,167,421

Transportation (0.2%)
Arkansas Best                                       18,075(b)        $528,170
Ryder System                                        12,940            297,620
SCS Transportation                                      75(b)             658
Tsakos Energy Navigation                             4,025(c)          47,012
Yellow Corp                                         16,506(b)         490,558
Total                                                               1,364,018

Utilities -- electric (0.3%)
Allete                                              15,798            369,515
Aquila                                             150,000            303,000

See accompanying notes to investments in securities.

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15   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Issuer                                              Shares           Value(a)

Utilities -- electric (cont.)
Hawaiian Electric Inds                              10,350           $445,153
Peabody Energy                                       8,890            242,253
Puget Energy                                        14,675            316,393
Total                                                               1,676,314

Utilities -- gas (0.2%)
AGL Resources                                        7,004            168,866
Equitable Resources                                 16,300            574,901
UGI                                                  4,122            151,690
Vectren                                              6,231            141,880
Total                                                               1,037,337

Utilities -- telephone (0.3%)
West                                               105,200(b)       1,752,632

Total common stocks
(Cost: $656,375,679)                                             $603,326,462

Preferred stock (0.2%)
Issuer                                              Shares           Value(a)

United Fire & Casualty Insurance
   6.38% Cv Series A                                50,500         $1,353,400

Total preferred stock
(Cost: $1,263,500)                                                 $1,353,400

Short-term securities (9.4%)
Issuer                    Annualized              Amount            Value(a)
                         yield on date          payable at
                          of purchase            maturity

Commercial paper
Cargill
     12-02-02                1.35%              $2,400,000(d)      $2,399,730
Caterpillar
     12-02-02                1.35               15,500,000(d)      15,498,256
General Electric Capital
     12-02-02                1.36                8,000,000          7,999,093
Kraft Foods
     12-02-02                1.32               16,100,000         16,098,230
     12-02-02                1.34                4,500,000          4,499,497
Marsh & McLennan
     12-02-02                1.38                3,900,000(d)       3,899,552
UBS Finance (Delaware)
     12-02-02                1.34               10,000,000          9,998,883

Total short-term securities
(Cost: $60,395,494)                                               $60,393,241

Total investments in securities
(Cost: $718,034,673)(f)                                          $665,073,103

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2002, the value of foreign securities represented 10.6% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended Nov. 30, 2002 are as follows:

                                            Beginning    Purchase       Sales       Ending    Dividend
     Issuer                                   cost         cost         cost         cost      income    Value(a)
     Dover Downs Gaming & Entertainment*      $--     $ 6,337,619    $     --     $6,337,619  $15,536   $6,078,399
     Westwood Holdings Group*                  --       3,956,976     376,305      3,580,671    4,507    3,456,913
                                              ---       ---------     -------      ---------    -----    ---------
     Total                                    $--     $10,294,595    $376,305     $9,918,290  $20,043   $9,535,312
                                              ---     -----------    --------     ----------  -------   ----------

     * Issuer was not an affiliate for the entire period ended Nov. 30, 2002.

(f) At Nov. 30, 2002, the cost of securities for federal income tax purposes was approximately $718,035,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 38,758,000
     Unrealized depreciation                                      (91,720,000)
                                                                  -----------
     Net unrealized depreciation                                 $(52,962,000)
                                                                 ------------

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Value Fund

Nov. 30, 2002 (Unaudited) Assets
Investments in securities, at value (Note 1)*
   Investments in securities of unaffiliated issuers (identified cost $708,116,383)                      $655,537,791
   Investments in securities of affiliated issuers (identified cost $9,918,290)                             9,535,312
                                                                                                            ---------
Total investments in securities (identified cost $718,034,673)                                            665,073,103
Cash in bank on demand deposit                                                                                205,505
Capital shares receivable                                                                                     425,001
Dividends and accrued interest receivable                                                                     495,267
Receivable for investment securities sold                                                                   1,253,545
U.S. government securities held as collateral (Note 5)                                                      2,936,960
                                                                                                            ---------
Total assets                                                                                              670,389,381
                                                                                                          -----------
Liabilities
Capital shares payable                                                                                         97,111
Payable for investment securities purchased                                                                 6,382,360
Payable upon return of securities loaned (Note 5)                                                          19,575,060
Accrued investment management services fee                                                                     33,632
Accrued distribution fee                                                                                       19,062
Accrued service fee                                                                                                 2
Accrued transfer agency fee                                                                                    12,663
Accrued administrative services fee                                                                             2,686
Other accrued expenses                                                                                        123,252
                                                                                                              -------
Total liabilities                                                                                          26,245,828
                                                                                                           ----------
Net assets applicable to outstanding capital stock                                                       $644,143,553
                                                                                                         ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                 $  1,347,625
Additional paid-in capital                                                                                713,998,867
Net operating loss                                                                                         (1,926,420)
Accumulated net realized gain (loss)                                                                      (16,314,949)
Unrealized appreciation (depreciation) on investments                                                     (52,961,570)
                                                                                                          -----------
Total -- representing net assets applicable to outstanding capital stock                                 $644,143,553
                                                                                                         ============
Net assets applicable to outstanding shares:                 Class A                                     $396,453,834
                                                             Class B                                     $233,275,775
                                                             Class C                                     $ 14,146,839
                                                             Class Y                                     $    267,105
Net asset value per share of outstanding capital stock:      Class A shares           82,576,770         $       4.80
                                                             Class B shares           49,157,126         $       4.75
                                                             Class C shares            2,973,113         $       4.76
                                                             Class Y shares               55,526         $       4.81
                                                                                          ------         ------------
*Including securities on loan, at value (Note 5)                                                         $ 18,465,258
                                                                                                         ------------

See accompanying notes to financial statements.

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17   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Statement of operations
AXP Partners Small Cap Value Fund

Six months ended Nov. 30, 2002 (Unaudited)
Investment income
Income:
Dividends (including $20,043 earned from affiliates)                                                  $   3,295,168
Interest                                                                                                    359,766
     Less foreign taxes withheld                                                                            (21,677)
                                                                                                            -------
Total income                                                                                              3,633,257
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        2,791,684
Distribution fee
     Class A                                                                                                454,054
     Class B                                                                                              1,070,052
     Class C                                                                                                 59,059
Transfer agency fee                                                                                         948,558
Incremental transfer agency fee
     Class A                                                                                                 63,053
     Class B                                                                                                 67,192
     Class C                                                                                                  4,667
Service fee -- Class Y                                                                                          114
Administrative services fees and expenses                                                                   227,584
Compensation of board members                                                                                 6,980
Custodian fees                                                                                              146,282
Printing and postage                                                                                         90,156
Registration fees                                                                                           124,345
Audit fees                                                                                                    7,250
Other                                                                                                         4,025
                                                                                                              -----
Total expenses                                                                                            6,065,055
     Expenses waived/reimbursed by AEFC (Note 2)                                                           (500,955)
                                                                                                           --------
                                                                                                          5,564,100
     Earnings credits on cash balances (Note 2)                                                              (2,773)
                                                                                                             ------
Total net expenses                                                                                        5,561,327
                                                                                                          ---------
Investment income (loss) -- net                                                                          (1,928,070)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (including loss of $32,855 on sale of affiliated issuers) (Note 3)           (19,548,244)
     Foreign currency transactions                                                                              (42)
                                                                                                                ---
Net realized gain (loss) on investments                                                                 (19,548,286)
Net change in unrealized appreciation (depreciation) on investments                                     (91,560,194)
                                                                                                        -----------
Net gain (loss) on investments                                                                         (111,108,480)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(113,036,550)
                                                                                                      =============

See accompanying notes to financial statements.

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18   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Value Fund
                                                                                   Nov. 30, 2002      For the period from
                                                                                 Six months ended       June 18, 2001*
                                                                                    (Unaudited)         to May 31, 2002
Operations
Investment income (loss) -- net                                                   $  (1,928,070)           $ (1,963,289)
Net realized gain (loss) on investments                                             (19,548,286)              5,163,031
Net change in unrealized appreciation (depreciation) on investments                 (91,560,194)             38,686,830
                                                                                    -----------              ----------
Net increase (decrease) in net assets resulting from operations                    (113,036,550)             41,886,572
                                                                                   ------------              ----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                        141,186,983             369,930,590
     Class B shares                                                                  84,034,197             219,935,060
     Class C shares                                                                   5,761,931              10,866,505
     Class Y shares                                                                      69,341                 238,324
Payments for redemptions
     Class A shares                                                                 (57,065,753)            (19,600,749)
     Class B shares (Note 2)                                                        (35,937,258)             (6,923,793)
     Class C shares (Note 2)                                                           (878,930)               (212,462)
     Class Y shares                                                                     (23,123)                     --
                                                                                        -------                     ---
Increase (decrease) in net assets from capital share transactions                   137,147,388             574,233,475
                                                                                    -----------             -----------
Total increase (decrease) in net assets                                              24,110,838             616,120,047
Net assets at beginning of period (Note 1)                                          620,032,715               3,912,668**
                                                                                    -----------               ---------
Net assets at end of period                                                       $ 644,143,553            $620,032,715
                                                                                  =============            ============
Undistributed net investment income (loss)                                        $  (1,926,420)           $      1,650
                                                                                  -------------            ------------

 *   When shares became publicly available.

** Initial capital of $4,000,000 was contributed on June 7, 2001. The Fund had a decrease in net assets resulting from operations of $87,332 during the period from June 7, 2001 to June 18, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Value Fund

(Unaudited as to Nov. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in small capitalization companies. On June 7, 2001, American Express Financial Corporation (AEFC) invested $4,000,000 in the Fund which represented 794,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 18, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


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20   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.


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21   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.87% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment was made on Jan. 1, 2002 and covered the six month period beginning July 1, 2001. The adjustment decreased the fee by $12,560 for the period ended Nov. 30, 2002. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002.


--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.06% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with Royce & Associates, LLC (Royce), Third Avenue Management, LLC (Third Avenue) and National City Investment Management Company (National City). Prior to Aug. 1, 2002, new investments in the Fund were allocated 80% to Royce and 20% to Third Avenue. Effective Aug. 1, 2002, new investments in the Fund are allocated 50% to National City, 25% to Royce and 25% to Third Avenue. Existing investments will not be reallocated. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,378,274 for Class A, $115,447 for Class B and $2,212 for Class C for the six months ended Nov. 30, 2002.

For the six months ended Nov. 30, 2002, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.60% for Class A, 2.36% for Class B, 2.36% for Class C and 1.40% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2003. Under this agreement, total expenses will not exceed 1.60% for Class A, 2.36% for Class B, 2.36% for Class C and 1.42% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $2,773 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.


--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $286,633,386 and $92,018,655, respectively, for the six months ended Nov. 30, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $293,778 for the six months ended Nov. 30, 2002.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                           Six months ended Nov. 30, 2002
                                             Class A           Class B          Class C            Class Y
Sold                                       28,781,709        17,232,485        1,205,839            15,580
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (12,047,198)       (7,617,410)        (187,912)           (5,097)
                                          -----------        ----------         --------            ------
Net increase (decrease)                    16,734,511         9,615,075        1,017,927            10,483
                                           ----------         ---------        ---------            ------

                                                            June 18, 2001* to May 31, 2002
                                             Class A           Class B          Class C            Class Y
Sold                                       68,686,758        40,815,476        1,992,682            43,043
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (3,638,499)       (1,275,425)         (39,496)               --
                                           ----------        ----------        ---------            ------
Net increase (decrease)                    65,048,259        39,540,051        1,953,186            43,043
                                           ----------        ----------        ---------            ------

*When shares became publicly available.

5. LENDING OF PORTFOLIO SECURITIES

As of Nov. 30, 2002, securities valued at $18,465,258 were on loan to brokers. For collateral, the Fund received $16,638,100 in cash and U.S. government securities valued at $2,936,960. Income from securities lending amounted to $35,673 for the six months ended Nov. 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. This agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2002.


--------------------------------------------------------------------------------
24   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                           2002(j)        2001(b)
Net asset value, beginning of period                                                   $5.79          $4.89
Income from investment operations:
Net investment income (loss)                                                            (.01)          (.01)
Net gains (losses) (both realized and unrealized)                                       (.98)           .91
Total from investment operations                                                        (.99)           .90
Net asset value, end of period                                                         $4.80          $5.79

Ratios/supplemental data
Net assets, end of period (in millions)                                                 $396           $381
Ratio of expenses to average daily net assets(c),(e)                                   1.60%(d)       1.59%(d)
Ratio of net investment income (loss) to average daily net assets                      (.37%)(d)      (.61%)(d)
Portfolio turnover rate (excluding short-term securities)                                17%            12%
Total return(i)                                                                      (17.10%)(k)     18.40%(k)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                           2002(j)        2001(b)
Net asset value, beginning of period                                                  $ 5.75          $4.89
Income from investment operations:
Net investment income (loss)                                                            (.02)          (.03)
Net gains (losses) (both realized and unrealized)                                       (.98)           .89
Total from investment operations                                                       (1.00)           .86
Net asset value, end of period                                                        $ 4.75          $5.75

Ratios/supplemental data
Net assets, end of period (in millions)                                                 $233           $227
Ratio of expenses to average daily net assets(c),(f)                                   2.36%(d)       2.36%(d)
Ratio of net investment income (loss) to average daily net assets                     (1.12%)(d)     (1.39%)(d)
Portfolio turnover rate (excluding short-term securities)                                17%            12%
Total return(i)                                                                      (17.39%)(k)     17.59%(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                           2002(j)        2001(b)
Net asset value, beginning of period                                                  $ 5.76          $4.89
Income from investment operations:
Net investment income (loss)                                                            (.02)          (.03)
Net gains (losses) (both realized and unrealized)                                       (.98)           .90
Total from investment operations                                                       (1.00)           .87
Net asset value, end of period                                                        $ 4.76          $5.76

Ratios/supplemental data
Net assets, end of period (in millions)                                                  $14            $11
Ratio of expenses to average daily net assets(c),(g)                                   2.36%(d)       2.36%(d)
Ratio of net investment income (loss) to average daily net assets                     (1.09%)(d)     (1.41%)(d)
Portfolio turnover rate (excluding short-term securities)                                17%            12%
Total return(i)                                                                      (17.36%)(k)     17.79%(k)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                           2002(j)        2001(b)
Net asset value, beginning of period                                                   $5.79          $4.89
Income from investment operations:
Net investment income (loss)                                                              --           (.01)
Net gains (losses) (both realized and unrealized)                                       (.98)           .91
Total from investment operations                                                        (.98)           .90
Net asset value, end of period                                                         $4.81          $5.79

Ratios/supplemental data
Net assets, end of period (in millions)                                                 $ --           $ --
Ratio of expenses to average daily net assets(c),(h)                                   1.40%(d)       1.42%(d)
Ratio of net investment income (loss) to average daily net assets                      (.20%)(d)      (.47%)(d)
Portfolio turnover rate (excluding short-term securities)                                17%            12%
Total return(i)                                                                      (16.93%)(k)     18.40%(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.76% and 1.78% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.54% and 2.54% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.54% and 2.54% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.58% and 1.60% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Nov. 30, 2002 (Unaudited).

(k)  Not annualized.


--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP PARTNERS SMALL CAP VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          204,322,898.585                7,582,605.382
Philip J. Carroll, Jr.   204,772,753.925                7,132,750.042
Livio D. DeSimone        204,634,973.666                7,270,530.301
Barbara H. Fraser        204,925,569.353                6,979,934.614
Ira D. Hall              204,776,161.304                7,129,342.663
Heinz F. Hutter          204,320,490.026                7,585,013.941
Anne P. Jones            204,745,093.805                7,160,410.162
Stephen R. Lewis, Jr.    205,017,833.790                6,887,670.177
Alan G. Quasha           204,838,314.840                7,067,189.127
Stephen W. Roszell       204,983,236.203                6,922,267.764
Alan K. Simpson          203,946,798.956                7,958,705.011
Alison Taunton-Rigby     204,852,076.134                7,053,427.833
William F. Truscott      204,906,038.798                6,999,465.169

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"   Shares Voted "Against"    Abstentions   Broker Non-Votes
  165,340,831.534        16,774,179.523       5,873,497.910   23,916,995.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"   Shares Voted "Against"    Abstentions   Broker Non-Votes
  70,517,702.017          6,867,947.192       3,506,906.389    5,961,755.000

* Denotes Registrant-wide proposals and voting results.


--------------------------------------------------------------------------------
29   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (1/03)

AXP Partners Small Cap Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com


--------------------------------------------------------------------------------
(logo)                                                                   (logo)
American                                                                AMERICAN
      Express(R)                                                      EXPRESS(R)
  Partners Funds
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6250 C (1/03)